                                                                    Exhibit 21.1



                                         Jurisdiction of
                                        Incorporation  or                  Doing
                    Name                   Organization                 Business As
                    ----                -----------------               -----------
  1.  Bay Tree Nursing Center               Massachusetts        Harborside Healthcare --
      Corporation                                                      Palm Harbor
- --------------------------------------------------------------------------------------------
  2.  Belmont Nursing Center                Massachusetts        Harborside Healthcare --
      Corporation                                                        Toledo
- --------------------------------------------------------------------------------------------
  3.  Bowie Center L.P.                       Maryland           Larkin Chase Nursing and
                                                                   Restorative Center
- --------------------------------------------------------------------------------------------
  4.  Bridgewater Assisted Living            New Jersey
      L.P.
- --------------------------------------------------------------------------------------------
  5.  Countryside Care Center               Massachusetts        Harborside Healthcare --
      Corporation                                                      Terre Haute
- --------------------------------------------------------------------------------------------
  6.  Harborside of Cleveland L.P.          Massachusetts
- --------------------------------------------------------------------------------------------
  7.  Harborside of Florida L.P.               Florida           Harborside Healthcare --
                                                                          Brevard
- --------------------------------------------------------------------------------------------
  8.  Harborside of Ohio L.P.               Massachusetts        Harborside Healthcare --
                                                                    Northwestern Ohio

                                                                 Harborside Healthcare --
                                                                        Defiance
- --------------------------------------------------------------------------------------------
  9.  Harborside Funding L.P.               Massachusetts
- --------------------------------------------------------------------------------------------
 10.  Harborside Health I                     Delaware           Harborside Nursing Homes,
      Corporation                                                         Inc.
- --------------------------------------------------------------------------------------------
 11.  Harborside Healthcare                 Massachusetts
      Advisors Limited Partnership
- --------------------------------------------------------------------------------------------
 12.  Harborside Healthcare                 Massachusetts                 Allicor
      Limited Partnership                                          Harborside Healthcare
                                                                    Management L.P.
- --------------------------------------------------------------------------------------------
 13.  Harborside Healthcare                    Florida
      Network Limited Partnership
- --------------------------------------------------------------------------------------------
 14.  Harborside Homecare L.P.              Massachusetts         Behavioral Health Care
- --------------------------------------------------------------------------------------------
 15.  Harborside New Hampshire              Massachusetts      Harborside Nursing Facilities
      L.P.
- --------------------------------------------------------------------------------------------
 16.  Harborside Rehabilitation             Massachusetts         Theracor Rehabilitation
      L.P.                                                              Services
- --------------------------------------------------------------------------------------------
 17.  Harborside Toledo                     Massachusetts
      Corporation
- --------------------------------------------------------------------------------------------
 18.  Harborside Toledo L.P.                Massachusetts        Harborside Healthcare --
                                                                         Swanton
- --------------------------------------------------------------------------------------------




                                         Jurisdiction of
                                        Incorporation  or                  Doing
                    Name                   Organization                 Business As
                    ----                -----------------               -----------

 19.  HHCI Limited Partnership              Massachusetts        Harborside Healthcare --
                                                                         Naples
                                                                 Harborside Healthcare --
                                                                        Sarasota
                                                                 Harborside Healthcare --
                                                                        Pinebrook
                                                                 Harborside Healthcare --
                                                                        New Haven
                                                                 Harborside Healthcare --
                                                                       Woods Edge
                                                                 Harborside Healthcare --
                                                                      Indianapolis
                                                                 Harborside Healthcare --
                                                                          Troy
- --------------------------------------------------------------------------------------------
 20.  KHI Corporation                         Delaware
- --------------------------------------------------------------------------------------------
 21.  Maryland Harborside                   Massachusetts
      Corporation
- --------------------------------------------------------------------------------------------
 22.  New Jersey Harborside                 Massachusetts
      Corporation
- --------------------------------------------------------------------------------------------
 23.  Oakhurst Manor Nursing                Massachusetts        Harborside Healthcare --
      Center Corporation                                                  Ocala
- --------------------------------------------------------------------------------------------
 24.  Orchard Ridge Nursing                 Massachusetts        Harborside Healthcare --
      Center Corporation                                               Gulf Coast
- --------------------------------------------------------------------------------------------
 25.  Riverside Retirement                  Massachusetts        Harborside Healthcare --
      Limited Partnership                                               Decatur
- --------------------------------------------------------------------------------------------
 26.  Sunset Point Nursing Center           Massachusetts        Harborside Healthcare --
      Corporation                                                      Clearwater
- --------------------------------------------------------------------------------------------
 27.  West Bay Nursing Center               Massachusetts        Harborside Healthcare --
      Corporation                                                       Tampa Bay
- --------------------------------------------------------------------------------------------